UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 10, 2023
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
15 Wayside Road, Suite 400
Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 10, 2023, the California Department of Financial Protection and Innovation took possession of Silicon Valley Bank, N.A. (“SVB”) and the Federal Deposit Insurance Corporation was appointed as receiver. Progress Software Corporation (the “Company”) currently does not maintain any cash deposits or operating accounts with SVB. While SVB is one of the lenders under the Company’s Third Amended and Restated Credit Agreement, SVB has no outstanding funding obligations to the Company. In addition, although the Company has previously purchased certain fixed-income securities through SVB, such securities are held by U.S. Bank as custodian. Therefore, the Company currently believes that the liquidity concerns at SVB will not cause any disruption to our business, operations, access to capital or liquidity, or lead to any material loss exposure.
On March 12, 2023, the New York Department of Financial Services took possession of Signature Bridge Bank, N.A. and the Federal Deposit Insurance Corporation was appointed as receiver. The Company currently does not have any relationships with Signature Bridge Bank, N.A.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This periodic report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements, including statements regarding any disruption to our business operations or material loss exposure. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with liquidity concerns, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2022 and other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 13, 2023	Progress Software Corporation

		By:	/s/ Anthony Folger
Anthony Folger
Chief Financial Officer